EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of On Track Innovations Ltd., an Israeli corporation (the "Corporation"), hereby constitute and appoint Oded Bashan and Guy Shafran, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) (the "Registration Statement") relating to the proposed issuance of Ordinary Shares, par value NIS 0.1 per share, of the Corporation and other securities pursuant to the exercise of stock options granted under the Corporation's 2001 Share Option Plan and 1995 Share Option Plan or issued pursuant to the 2001 Employee Stock Purchase Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----

/s/ Oded Bashan             Chief Executive Officer           November 19, 2002
------------------------    (Principal Executive Officer)
Oded Bashan

/s/ Guy Shafran             Chief Financial Officer           November 19, 2002
------------------------    (Principal Financial and
Guy Shafran                 Accounting Officer)

/s/ Ohad Bashan             United States Representative      November 19, 2002
------------------------
Ohad Bashan

/s/ Ronnie Gilboa           Director                          November 19, 2002
------------------------
Ronnie Gilboa

/s/ Shulamith Shiffer       Director                          November 20, 2002
------------------------
Shulamith Shiffer

/s/ Felix Goedhart          Director                          November 19, 2002
------------------------
Felix Goedhart

/s/ Raanan Ellran           Director                          November 19, 2002
------------------------
Raanan Ellran